UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2018

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01. Regulation FD Disclosure.

Members of the management team of FB Financial Corporation (the “Company”) intend to conduct one-on-one meetings with investors at the Stephens Bank CEO Forum on September 25-26, 2018. At these meetings, the Company’s management team will utilize an updated slide presentation to provide investors with useful supplemental information regarding the business trends and performance of the Company’s ongoing operations and to provide updated information with respect to the Company’s total mortgage operations. A copy of the updated slide presentation that will be used is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

The mortgage origination market continues to be negatively impacted by a variety of factors, including increasing interest rates, rising home prices, reduced home inventories available for purchase in markets serviced by our mortgage operations, and a highly competitive secondary mortgage market. Accordingly, the Company is continuing to experience pressure on origination volumes and compression of sales margins.

Previously, the Company had anticipated that the pre-tax contribution from its total mortgage operations, including both the Company’s Mortgage Segment and the retail footprint included in the Company’s Banking Segment, for the second half of 2018 would be in the range of income of $5.0 million to income of $7.0 million, compared to a pre-tax contribution of income of $9.7 million during the second half of 2017. Based on currently available information, the Company’s updated estimate of the projected total mortgage pre-tax contribution is in the range of income of $1.0 million to income of $2.0 million for the third quarter of 2018 and in the range of a loss of $3.0 million to a loss of $1.0 million for the fourth quarter of 2018.  The combined estimated projections for the third and fourth quarters equate to a projected total mortgage pre-tax contribution in the range of a loss of $2.0 million to income of $1.0 million for the second half of 2018.  The Company’s updated views on the anticipated contribution from its total mortgage operations is reflected on slide 14 of the Investor Presentation furnished herewith as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Cautionary Note Regarding Forward Looking Statements

Certain statements contained in this Report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s performance of the Company’s Banking and Mortgage Segments and the performance of the banking and mortgage industry and the condition of the economy in general. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts, and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this Report, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this Report including, without limitation, the risks and other factors set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 16, 2018, under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this Report, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

99.1	Investor Presentation by FB Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By: /s/ James R. Gordon
James R. Gordon
Chief Financial Officer and Secretary

Date:            September 24, 2018